UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2022

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+45 3131 5941
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Leave of Absence of Chief Executive Officer

Sune Mathiesen, Chief Executive Officer of LiqTech International, Inc. (the “Company”), has begun a medical leave of absence. In connection with Mr. Mathiesen’s leave of absence, the Company’s Board of Directors (the “Board”) has appointed Alexander Buehler, a current member of the Board, as the Company’s Interim Chief Executive Officer, effective March 17, 2022.

At this time, any changes to Mr. Buehler’s compensation arrangements with the Company have not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing such additional information when it has been determined.

Board of Director Transitions

In connection with his appointment as Interim Chief Executive Officer, Mr. Buehler tendered his resignation as a member and Chair of the Audit Committee and as a member of the Compensation and the Governance and Nominating Committees, effective as of March 17, 2022. In connection with Mr. Buehler’s resignation, the Company’s Board of Directors appointed Richard Meeusen to serve as the Chair of the Audit Committee. The Company’s Board of Directors has determined that Mr. Meeusen is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On March 18, 2022, the Company issued a press release announcing Mr. Mathiesen’s leave of absence. A copy of the press release dated March 18, 2022 is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

99.1	Press release dated March 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: March 18, 2022	By:	/s/ Simon Stadil
	Name:	Simon Stadil
	Title:	Chief Financial Officer